XYLEM INC. ELECTRICAL PRODUCTS GROUP CONFERENCE MAY 21, 2013 Exhibit 99.1

XYLEM PROPRIETARY / CONFIDENTIAL
FORWARD-LOOKING STATEMENTS

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the “Company”)
from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the
Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

XYLEM PROPRIETARY / CONFIDENTIAL

•
Pure Water Play
•
Leading Market Positions
•
Fortress Brands & World Class
Distribution
•
Diverse Geographic & End
Market Exposure
•
Large Installed Base -
Recurring Revenue ~37%
•
Strong Cash Flow Generation
$3.8B
WHAT MAKES XYLEM UNIQUE?
GLOBAL LEADER IN WATER APPLICATION SOLUTIONS
ABILITY TO DELIVER CONSISTENT FINANCIAL PERFORMANCE

POPULATION GROWTH
URBANIZATION
WATER SCARCITY
ENVIRONMENTAL PROTECTION
INFRASTRUCTURE NEEDS

xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL 4 WATER IS ONE OF THE MOST COMPLEX, CHALLENGING AND INCREASINGLY VISIBLE ISSUES FACING SOCIETY UNIQUELY POSITIONED TO SOLVE THE WORLD’S GROWING WATER CHALLENGES

xylem
Let's Solve Water
PARTNERSHIPS
ZENON*
SINGAPORE PUB
TREATMENT
SANITAIRE
LEOPOLD
WEDECO
CORE WATER TRANSPORT
FLYGT
BELL & GOSSETT
JABSCO / RULE
GOULDS WATER TECHNOLOGY
LOWARA
LAING
PIMS
MULTITRODE
ANALYTICS
AADI
NOVA
OI
YSI
MJK
DEWATERING RENTALS & SERVICES
GODWIN
HEARTLAND
SOCIAL RESPONSIBILITY
WATERMARK
ESSENCE OF LIFE
SUSTAINABILITY
SWI

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL EVOLUTION TO A LEADING GLOBAL WATER TECHNOLOGY PROVIDER 5 MULTITRODE * Zenon is a registered trademark of GE

END-USE CONSUMERS
INDUSTRIAL
RES./COMM.
IRRIGATION
WATER TREATMENT
TRANSPORT
TREAT
TEST
WASTEWATER TREATMENT
TRANSPORT
TREAT
TEST
WATER INTAKE
OCEANS
GROUND WATER
LAKES
RIVERS
WATER RETURN

xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL SPECIALIZED BREADTH IN THE WATER CYCLE 6 WE WORK TO ANTICIPATE OUR CUSTOMERS’ NEEDS WITH OUR BROAD PRODUCT OFFERING & OUR APPLICATIONS EXPERTISE TEST TEST

FLYGT
SANITAIRE
WEDECO
YSI
godwin
LEOPOLD
WTW

Bell & Gossett
GOULDS WATER TECHNOLOGY
LOWARA
AC FIRE PUMP
JABSCO

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL
WATER INFRASTRUCTURE
Market Size: $20B
2012 Revenues: $2.4B
2012 Op Margin*: 15.1%
APPLIED WATER
Market Size: $15B
2012 Revenues: $1.4B
2011 Op Margin*: 12.4%

SEGMENT OVERVIEW
64%
64%
36%
Segment Split
UNIQUE PORTFOLIO PROVIDES FOR UNIQUE PORTFOLIO PROVIDES FOR
INNOVATIVE SOLUTIONS INNOVATIVE SOLUTIONS
BROAD PRODUCT PORTFOLIO BACKED BY BROAD PRODUCT PORTFOLIO BACKED BY
APPLICATION EXPERTISE APPLICATION EXPERTISE
* See Appendix for Non-GAAP Reconciliations
Industry-Leading Water &
Environment Analytics Platform
Broad Portfolio of Filtration, Biological
and Disinfection Technologies
World’s Largest Waste Water Pump &
Dewatering Services Provider
U.S. Leader in Industrial Water
Technologies
U.S. Leader in Building Services
Equipment & Solutions
Leading Global Provider of a Broad
Range of Energy-Efficient Solutions
with a Large & Diverse Customer Base

XYLEM PROPRIETARY / CONFIDENTIAL
BALANCED PORTFOLIO

DIVERSE
CUSTOMER
BASE
SERVING
CRITICAL
NEEDS
GLOBAL
MARKET
BALANCE
BY END MARKET
Industrial 43%
Public Utility 35%
Commercial 11%
Residential 8%
Agriculture 3%
BY APPLICATION
Transport 46%
Treatment 10%
Test 8%
Building Svcs 19%
Industrial Water 14%
Irrigation 3%
BY GEOGRAPHY
United States 37%
Europe 35%
Asia Pac 12%
Rest of World 16%
A Growing Emerging Market
Presence … Today ~20%
(2012 Revenue)

XYLEM PROPRIETARY / CONFIDENTIAL

KEY END MARKETS
INDUSTRIAL
•
Strong Brands
•
Deep Application Knowledge
•
Broad Product Portfolio
•
Improving Vitality Index
•
Expansion of Existing Products in
Adjacent Markets
MINING
•
Commodity Demand
OIL & GAS
•
Natural Gas Fracking Activity
CONSTRUCTION
•
Commercial & Residential Construction
•
Weather
FOOD & BEVERAGE
•
Changing Dietary Habits
•
Emergence of Middle Class in EM
GENERAL  INDUSTRY
•
Paper
•
Power
•
Manufacturing
Xylem 2012 Revenue: $1.6B
•
Chemicals
•
Pharma
DIVERSE MARKET DRIVERS
DIVERSE MARKET DRIVERS
13%
10%
9%
9%
6%
53%
Mining
Oil & Gas
Construction
Food &
Beverage

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1965
1969
1973
1977
1981
1985
1989
1993
1997
2001
2005
2009
2012

XYLEM PROPRIETARY / CONFIDENTIAL

KEY END MARKETS
PUBLIC UTILITY
•
Large Installed Base with Loyal Customers
•
Consistent Tariff Increases
•
70-80% of Revenues from Opex
•
Capex Spending Below Historical Levels but
Bid Activity Remains Strong
~70% ~70%
~30% ~30%
Opex Capex
Connection
Fees
Tariffs
Bonds
Gov’t
Financing
Private
Funding
• Stable
• Health & Economic
Necessity
• Cyclical
• Capacity &
Regulation Driven
Source: Strategic Analytics Inc.
U.S. Water and Sewer Construction
Spending - $B
Source: U.S. Census Bureau (April 2013)
PUBLIC UTILITY DYNAMICS
PUBLIC UTILITY DYNAMICS
U.S. CAPEX SPENDING
U.S. CAPEX SPENDING
• Residential & Commercial
Real Estate Development
• Industrial Expansion
• Increasing Regulation
General Growth Drivers:

HVAC - Cooling
Zone Control
Fire protection
Wastewater
HVAC - Heating
Pressure boosters

Architecture Billing Index

xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL

KEY END MARKETS
COMMERCIAL BUILDINGS
•
Products for the Heating, Cooling and Protection of Commercial Buildings
•
Broadest Offering Allows for Optimizing Interaction of Key Building Components
•
Demand for Energy Efficient Solutions has Driven Retrofit Activity During the
Recent Multi-Year New Building Construction Slowdown
•
Application Expertise Makes Xylem a Strong Partner for Specifying Engineers
INTEGRATED SOLUTIONS
ARCHITECTURE BILLING INDEX
Source: AIA.  Index Value of 50=No change from previous period.
45
46
47
48
49
50
51
52
Mar '12 Jun '12 Sept '12 Dec '12 Mar '13
49.9
47.3
51.5
51.2
51.9

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

XYLEM PROPRIETARY / CONFIDENTIAL OUR STRATEGIC FRAMEWORK 12 DISCIPLINE TO ACHIEVE KEY OBJECTIVES AND INCREASE SHAREHOLDER VALUE

PIMS GROUP

a xylem brand

24/7 nationwide coverage

xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL

GROWING AFTERMARKET PARTS & SERVICES
INSTALLED BASE DRIVES REPLACEMENT SALES
•
Brand Loyalty Driven
•
Like-for-Like Replacement
•
Opportunity for Upgrades
•
Next-Generation Installations
INCREASING PROFITABLE
AFTERMARKET OPPORTUNITIES
DELIVER CUSTOMER VALUE
ENHANCING AFTERMARKET CAPABILITIES
INTRODUCING XYLEM TOTALCARE
•
Comprehensive Integrated Services Portfolio
•
Systems Knowledge & Application Expertise
•
Leverages World’s Largest Installed Base
•
Provides Customers with Operational Security,
Cost Savings Opportunities, and Improved
Operating Efficiencies
ACCELERATING OPPORTUNITIES THROUGH
ACQUISITIONS
~37% RECURRING REVENUE BASE
$M
2008 2012
$396
$581

YSI WTW AANDERAA	FLYGT godwin
mjk a xylem brand	

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL
DRIVE PROFITABLE GROWTH
EXECUTING ACQUISITION STRATEGY

ANALYTICS DEWATERING
Opportunity
Recent
Transactions
•
Heartland Pump
•
High ROIC Business When
Operating With Scale Advantage
•
Leverage Xylem’s Footprint and
Replicate 24/7 Service Expertise
•
International Expansion
•
Products have Higher Market
Growth Rates and Margins
•
Fill Product or Technology Gaps
and Sell Through Existing Channels
•
Drive Sustainable Water Projects
•
International Expansion
Revenue (2012)
$298M
$659M
Capital Deployed*
$732M
$614M
*Cumulative capital deployed through M&A from 2010 to Q1’13. Excludes CAPEX expenditures.
Key Brands

XYLEM PROPRIETARY / CONFIDENTIAL
IMPROVE BUSINESS SUSTAINABILITY
OPTIMIZING OUR COST STRUCTURE

Complex
Structure
ONE
Organization
SUMMARY
•
Unified Xylem in Europe –
Growth & Cost Synergies
– HQ: Schaffhausen,
Switzerland
•
Efficient Tax Structure
2013 FINANCIAL IMPACTS*
•
Restructuring & Realignment
Costs of $60M to $70M
Primarily Focused on Europe
– Restructuring Savings of
$13M to $15M
– Additional Net EPS Impact
of $0.03 From Realignment
EUROPEAN REALIGNMENT
ENABLING
•
Vertical Market Alignment
– Sales Synergies & Future
Growth Opportunities
•
Sales Office Consolidations
•
Sales Administrative and
Functional Back-Office
Standardization & Synergies
•
Factory Realignments
•
Shared Services & Centers of
Excellence
* 2013 ESTIMATE BASED ON GUIDANCE AS OF APRIL 30, 2013

XYLEM PROPRIETARY / CONFIDENTIAL
XYLEM FINANCIAL SUMMARY
STRONG TRACK RECORD OF FINANCIAL PERFORMANCE
*   See Appendix for Non-GAAP Reconciliations.
** Margin expansion includes $33M of additional Stand-Alone costs.

• Resilient Portfolio … Despite Challenging End Market Conditions
• Continued Investment Driving Growth in Core Business
• Key Acquisitions … Transitioning Portfolio to Higher Profitability Levels
• Management Discipline … Proactive Actions
• Operational Excellence … Driving Productivity Initiatives
+210 Bps with Stand-Alone Costs**
Revenue Up $500M … +15%
$M
Growth: -13% 12%            19% 0%
Organic*: -9% 3%  0%
REVENUE OPERATING MARGIN *
2008 2009 2010 2011 2012
10.8% 10.8% 10.8% 10.8%
12.6% 12.6%
12.7% 12.7%
12.9% 12.9%
2008 2009 2010 2011 2012
3,291 3,291
2,849 2,849
3,202 3,202
3,803 3,803 3,791 3,791
7%

XYLEM PROPRIETARY / CONFIDENTIAL
FINANCIAL POSITION

•
Strong Cash Position
•
No Significant Debt Maturities Until 2016
•
1.3x Net Debt/Adj. TTM EBITDA
•
$600M Revolving Credit Facility - Unutilized
•
Access to Commercial Paper - Unutilized
March 31, 2013
Cash 375
Debt 1,205
Net Debt 830
Shareholders’ Equity 2,040
Net Capital 2,870
Net Debt to Net Capital 29%
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP-Customer Advances) / Revenue (Adjusted for Acquisitions)
*** See Xylem March 7, 2013 Investor & Analyst Day Presentation for further details.
Conversion: 100%                        95%
$M
FREE CASH FLOW * WORKING CAPITAL AS % REVENUE **
CAPITAL SUMMARY/LIQUIDITY
2012 2013E***
312
280
2012 2013E***
22.5% 22.0%

XYLEM PROPRIETARY / CONFIDENTIAL
DISCIPLINED CAPITAL DEPLOYMENT

• 2.5% to 3.5% of
Revenue
• $0.1164/share In-line
with Peers
• Stock Buybacks to
Offset Dilution
• $150M - 350M in 2013
• Contributes 2% to 4%
to Revenue/Yr. on
Average
Capital Deployment Strategy
• Balanced Organic & Inorganic Investment
• Return Value to Shareholders
• Maintain Solid Investment Grade Metrics
• Debt & Pension
Organic Growth
World Class Facilities
Cash Return to
Shareholders
Cash to Meet Key
Obligations
Inorganic Investment
to Fuel Growth
Capital Deployment Evaluation
• Fold Targeted Performance into Operating Plans
• Quarterly / Annual Investment Review
• Ensure Targeted Returns Achieved
FOCUSED ON LONG TERM SHAREHOLDER RETURN
FOCUSED ON LONG TERM SHAREHOLDER RETURN
Cash from
Operations
Capex
Return to
Shareholders
Financial
Obligations
Acquisition
Strategy

XYLEM PROPRIETARY / CONFIDENTIAL
KEY FINANCIAL PROJECTIONS

LONG-TERM PERFORMANCE TARGETS**
• 2013-2017 Revenue CAGR of 5-9%
• Core Operating Margin Expands 50-75 Bps/Yr
Partially Offset by 1x Acquisition Impacts
• 2013-2017 EPS CAGR of 7-14%
• Strong Free Cash Flow (100% Conversion)
• Disciplined Capital Deployment
• ROIC Accelerates from 10.8% in 2012 to
13% - 14% by 2017
2013 FY Guidance
As of April 30, 2013 *
2017
Long-Term Targets **
Revenues
~$3.925B (mid-point)
$4.7B to $5.5B
Op. Margin* 12.2% to 12.7% 14% to 15%
EPS* $1.79 to $1.89 $2.50 to $3.40
*   See Appendix for 2013 Financial Guidance Summary and non-GAAP reconciliations.
**  See Xylem March 7, 2013 Investor & Analyst Day Presentation for further details.
2013 KEY OBJECTIVES
• Strong Free Cash Flow (95% Conversion)
• European Realignment Actions to Best
Position for Recovery … $0.03 Net EPS
Benefit in ’13 … Tax Rate Reduction to 21%
• Restructuring Actions Drive $26M to $30M in
Annual Cost Savings ($13M to $15M in 2013)
• Continuing to Invest in New Product
Launches
• Execution of Acquisition Strategy Targeting
Deployment of $150M to $350M

XYLEM PROPRIETARY / CONFIDENTIAL THANK YOU FOR YOUR INTEREST THANK YOU FOR YOUR INTEREST 20 CLOSING REMARKS

APPENDIX

XYLEM PROPRIETARY / CONFIDENTIAL
* See Appendix for Non-GAAP Reconciliations

2013 FINANCIAL GUIDANCE SUMMARY
2013 FY Guidance 2013 FY Guidance
As of April 30, 2013 As of April 30, 2013
Growth Growth
2013E vs. 2012 2013E vs. 2012
Revenue
Xylem Consolidated
Water Infrastructure
Applied Water
Segment Margin *
Operating Margin *
EPS *
Free Cash Flow Conversion
Guidance Assumptions:
Operating Tax Rate
Share Count
Items Excluded from EPS:
Restructuring &
Realignment Costs
(Mid-Point)
~$3,925M
~$2,540M
~$1,450M
13.7% - 14.2%
12.2% - 12.7%
$1.79 - $1.89
~95%
~21%
~186.4M
~$60M - $70M
Restructuring Costs: ~$40M to $50M
Share Repurchase Program to Maintain Current Share Count
1H’13 Rate: ~22%; 2H’13 Rate: ~20%
Restructuring Payments, Realignment Capex, & CHQ
Relocation
$1.84 Mid Point
-70 bps to -20 bps
-60 bps to -10 bps
Total Growth Organic Acquisition FX
~3 to 4%                  0 to 1%              2%              1%
~4 to 5%                  0 to 1%              3%              1%
~1 to 2%                  0 to 1%              0%             1%

FLYGT godwin

WEDECO SANITAIRE LEOPOLD

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL

WATER INFRASTRUCTURE
BUSINESS OVERVIEW
TRANSPORT
TRANSPORT
TREATMENT
TREATMENT
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography:
Key Facilities:
Key Brands:
$11B
$1,745M
$5B
$366M
Waste Water Pumps
Dewatering  (Sales & Rentals)
Aftermarket Parts & Services
Emmaboda, Sweden;  Baroda, India;
Shenyang, China; Bridgeport, NJ
Herford, Germany; Brown Deer, WI;
Zelienople, PA
Biological
U.V. and Ozone Disinfection
Filtration
29%
39%
14%
18%
U.S.
Europe
Asia Pacific
26%
46%
14%
14%
U.S.
Europe
Asia Pacific
Other Other

XYLEM PROPRIETARY / CONFIDENTIAL
Bridgeport, NJ; Emmaboda, Sweden;
Quenington, UK
Sales & Rentals
Dry Prime, Submersible &  Slurry Pumps
Aftermarket Parts & Services

WATER INFRASTRUCTURE
BUSINESS OVERVIEW
DEWATERING
DEWATERING
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography &
End Market:
Key Facilities:
Key Brands:
$3B
$659M
24/7 Service Capabilities
Leverages Xylem’s Footprint
High ROIC Business When
Operating with Scale Advantage
Diverse End Markets
~40% Rental Revenue
45%
19%
11%
25%
U.S.
Europe
Asia Pacific
Other
21%
15%
28%
21%
15%
Public Utilities
Oil & Gas
Mining
Construction
Oth. Industrial

XYLEM PROPRIETARY / CONFIDENTIAL
Yellow Springs, OH; Weilheim, Germany; Bergen, Norway
Field, Online, and Laboratory Analytical Instrumentation
Meters, Sensors, Spectrophotometers, and Refractometers
Temperature, Data Loggers, Doppler and Level Measurement
Water Quality and Environmental Monitoring Systems

WATER INFRASTRUCTURE
BUSINESS OVERVIEW
TEST
TEST
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography &
Segment:
Key Facilities:
Key Brands:
$4B
$298M
28%
41%
21%
10%
U.S.
Europe
Asia Pacific
Other
25%
32%
33%
Field Sampling
Field Monitoring
Online
Lab
10%

Bell & Gossett | GOULDS WATER TECHNOLOGY | LOWARA | JABSCO | FLOJET | FLOWTRONEX

16%
10%
19%
55%
U.S.
Europe
Asia Pacific
Other

9%
6%
35%
50%
U.S.
Europe
Asia Pacific
Other

16%
2%
35%
47%
U.S.
Europe
Asia Pacific
Other

xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL

APPLIED WATER SYSTEMS
BUSINESS OVERVIEW
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography:
Key Facilities:
Key Brands:
$9B
$736M
$4B
$550M
HVAC Pumps, Valves & Heat
Exchangers, Drives & Controls,
Waste Water Pumps, Pressure
Boosters, Fire Protection
Auburn, NY; Buffalo, NY; Cegled, Hungary; Chihuahua, Mexico; Dallas, TX; Hoddesdon, UK; Montecchio, Italy;
Morton Grove, IL; Nanjing, China; Stockerau, Austria; Strzelin, Poland; Wolverhampton, UK
Pumps & Pumping Systems
Heat Exchangers, Drives & Controls
Membrane Filtration
Fire Protection
$2B
$96M
Groundwater & Surface Pumps
Packaged Systems, Drives &
Controls
BUILDING SERVICES
BUILDING SERVICES
INDUSTRIAL WATER
INDUSTRIAL WATER IRRIGATION
IRRIGATION

XYLEM PROPRIETARY / CONFIDENTIAL

COMPETITIVE LANDSCAPE
LEADING POSITIONS IN KEY APPLICATIONS
TRANSPORT TREATMENT TEST
BUILDING SERVICES INDUSTRIAL WATER IRRIGATION
Xylem
KSB
Sulzer (ABS)
Pentair
Tsurumi
Others
Others
Grundfos
Xylem
Danaher
(Hach)
Grundfos
Xylem
Siemens
Danaher (Trojan)
Sulzer (ABS)
Ozonia
Others
Xylem
Thermo
E+H
Mettler
Others
Xylem
Wilo
Pentair
Franklin
Grundfos
Wilo
KSB
Pentair
Others Others
Pentair
Xylem
KSB
Market: $11B
Position: 1st
Market: $5B
Position: 1st
Market: $4B
Position: 2nd
Market: $9B
Position: 2nd
Market: $4B
Position: 2nd
Market: $2B
Position: 3rd

1,824
1,651
1,930
2,416
2,425
2,540
2008
2009
2010
2011
2012
2013E**

237
242
288
359
365
368
2008
2009
2010
2011
2012
2013E**

–

–

xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL
WATER INFRASTRUCTURE
Growth: -10% 17%  25% 0% 4.7%
Organic*: -4% 2% 7% 0% 0.5%
OM%: 13.0% 14.7% 14.9%  14.9% 15.1% 14.5%
STRONG TOP LINE GROWTH, OP MARGIN +210 BPS
STRONG TOP LINE GROWTH, OP MARGIN +210 BPS
‘08-’12 Revenue up 33%; 7% CAGR
•
Resilient Through the Downturn
•
Growth Driven by Acquisitions,
Emerging Markets & Product
Launches
•
Public Utility CAPEX Slowdown
•
European Crisis
Strong Operating Margin Expansion
•
Operating Productivity Funds
Incremental Strategic Investments
•
’13 Margin Impacts
European Realignment
FX/Acquisition Impact
* See Appendix for Non-GAAP Reconciliations
$M
$M

REVENUE
REVENUE
HIGHLIGHTS
HIGHLIGHTS
OP INCOME & MARGIN*
OP INCOME & MARGIN*
** 2013 ESTIMATE BASED ON GUIDANCE AS OF MARCH 7, 2013

1,527
1,254
1,327
1,444
1,424
1,450
2008
2009
2010
2011
2012
2013E**

180
124
161
173
177
181
2008
2009
2010
2011
2012
2013E**

XYLEM PROPRIETARY / CONFIDENTIAL
APPLIED WATER
Growth: -18% 6% 9%  -1% 1.8%
Organic*: -15% 6% 7% 1% 0.5%
OM%: 11.8% 9.9% 12.1%  12.0% 12.4% 12.5%
STRONG OPERATING PERFORMANCE
STRONG OPERATING PERFORMANCE
‘08-’12 Revenue Down 7%
•
Residential & Commercial Building
Decline
•
Growth Driven By New Product
Launches
– Energy-Efficient Solutions
– Emerging Markets Penetration
Strong Operating Performance
•
Margin Expansion Driven by Customer
& Operational Excellence Initiatives
•
Continued to Fund Future Growth
Investments
$M
$M

* See Appendix for Non-GAAP Reconciliations
** 2013 ESTIMATE BASED ON GUIDANCE AS OF MARCH 7, 2013
OP INCOME & MARGIN*
OP INCOME & MARGIN*
REVENUE
REVENUE
HIGHLIGHTS
HIGHLIGHTS

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xylem
Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL
ACQUISITION SCORECARD
Acquisition
Invested
$M
Year
Completed
Strategic
Fit
Gross
Margin
Accretive
IRR >
Risk Adj.
Cost of
Capital
Mid-
Teens
ROIC
Cash
Return
7-9 Years
EPS
Accretive
After Yr 1
Laing $30 2009
Nova $384 2010
Godwin $585 2010
OI $25 2010
YSI $310 2011
Through
2012
Added
~200 Bps
Added
~$0.45
MJK $13 2012
Heartland $29 2012
PIMS $57 2013
RECENTLY ACQUIRED
MultiTrode $26 2013
Completed
On Track
Not Achieved

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP MEASURES
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue,  operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
                                                                               defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures.  Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
                                         defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA” defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA”
reflects the adjustment to EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation (not excluded for 2013) as well as non-recurring restructuring and realignment costs.
                                                                                                                                                                                   defined as operating income and earnings per
share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation (not excluded for 2013), non-
recurring restructuring and realignment costs and tax-related special items.
                                  defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
“Organic revenue" and "Organic orders”
“Constant currency”
"Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS”
“Free Cash Flow”

XYLEM PROPRIETARY / CONFIDENTIAL

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Revenue Revenue CY v. PY CY v. PY FX Contribution Eliminations Adj. CY v. PY Adj. CY v. PY
Current Year Prior Year
Year Ended December 31, 2012
Xylem Inc. 3,791                 3,803                 (12)                       -0.3% (94)                       108                      -                           2                               0.1% 2.5%
Water infrastructure 2,425                 2,416                 9                          0.4% (94)                       80                        (1)                              (6)                              -0.2% 3.7%
Applied Water 1,424                 1,444                 (20)                       -1.4% -                      32                        (3)                              9                               0.6% 0.8%
Year Ended December 31, 2011
Xylem Inc. 3,803                 3,202                 601                      18.8% (264)                    (111)                    -                           226                           7.1% 15.3%
Water Infrastructure 2,416                 1,930                 486                      25.2% (264)                    (87)                       2                               137                           7.1% 20.7%
Applied Water 1,444                 1,327                 117                      8.8% -                      (28)                       (1)                              88                             6.6% 6.7%
Year Ended December 31, 2010
Xylem Inc. 3,202                 2,849                 353                      12.4% (263)                    6                          -                           96                             3.4% 12.6%
Water infrastructure 1,930                 1,651                 279                      16.9% (247)                    (8)                         -                           24                             1.5% 16.4%
Applied Water 1,327                 1,254                 73                        5.8% (16)                       15                        -                           72                             5.7% 7.0%
Year Ended December 31, 2009
Xylem Inc. 2,849                 3,291                 (442)                    -13.4% (7)                         158                      -                           (291)                         -8.8% -8.6%
Water infrastructure 1,651                 1,824                 (173)                    -9.5% -                      109                      (1)                              (65)                            -3.6% -3.5%
Applied Water 1,254                 1,527                 (273)                    -17.9% (7)                         53                        -                           (227)                         -14.9% -14.4%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

XYLEM PROPRIETARY / CONFIDENTIAL

Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291                 2,849                 3,202                        3,803                        3,791                      3,925
Operating Income 315                      276                      388                           395                           443                          425
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 10.8%
Restructuring & Realignment 41                        31                        15                             -                            24                            65
Separation Costs -                      -                      -                            87                             22                            -
Adjusted Operating Income 356                      307                      403                           482                           489                          490
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 12.5%
Standalone Costs -                      -                      -                            5                               28                            -
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           517                          490
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 12.5%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

2013 2012 2011 2010 2009 2008
Total Revenue
• Total Xylem 3,925       3,791       3,803    3,202        2,849        3,291
• Water Infrastructure 2,540       2,425       2,416    1,930        1,651        1,824
• Applied Water 1,450       1,424       1,444    1,327        1,254        1,527
Operating Income
• Total Xylem 425          443          395       388            276 315
• Water Infrastructure 318          342          343       276            227 220
• Applied Water 166          170          160       158            109 162
Operating Margin
• Total Xylem 10.8% 11.7% 10.4% 12.1% 9.7% 9.6%
• Water Infrastructure 12.5% 14.1% 14.2% 14.3% 13.7% 12.1%
• Applied Water 11.4% 11.9% 11.1% 11.9% 8.7% 10.6%
Separation Costs
• Total Xylem -           22            87          -            -            -
• Water Infrastructure -           4              16          -            -            -
• Applied Water -           2              13          -            -            -
Restructuring & Realignment Costs
• Total Xylem 65            24            -        15 31 41
• Water Infrastructure 50            19            -        12 15 17
• Applied Water 15            5              -        3 15 18
Adjusted Operating Income*
• Total Xylem 490          489          482       403            307            356
• Water Infrastructure 368          365          359       288            242            237
• Applied Water 181          177          173       161            124            180
Adjusted Operating Margin*
• Total Xylem 12.5% 12.9% 12.7% 12.6% 10.8% 10.8%
• Water Infrastructure 14.5% 15.1% 14.9% 14.9% 14.7% 13.0%
• Applied Water 12.5% 12.4% 12.0% 12.1% 9.9% 11.8%
*Adjusted Operating Income excludes non-recurring separation, restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 51
Interest Expense (Income), net 12
Depreciation 25
Amortization 12
Stock Compensation 6
EBITDA 106
Restructuring & Realignment 12
Adjusted EBITDA 118
Revenues 879
Adjusted EBITDA Margin 13.4%
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 84                         115                       100                       89                         388
Interest Expense (Income), net 13                         13                         12                         13                         51
Depreciation 23                         21                         24                         26                         94
Amortization 11                         12                         12                         13                         48
Stock Compensation 5                           5                           6                           6                           22
EBITDA 136                       166                       154                       147                       603
Separation Costs 5                           6                           4                           7                           22
Restructuring & Realignment -                       -                       5                           19                         24
Adjusted EBITDA 141                       172                       163                       173                       649
Revenues 925                       966                       931                       969                       3,791
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 17.9% 17.1%
2013
2012
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791                 3,791                   3,925                 3,925
Segment Operating Income 512                     30                        a 542                      484                     65                        d 549
Segment Operating Margin 13.5% 14.3% 12.3% 14.0%
Corporate Expense 69                       (16)                       b 53                        59                       -                       59
Operating Income 443                     46                        489                      425                     65                        490
Operating Margin 11.7% 12.9% 10.8% 12.5%
Interest Expense (55)                      (55)                       (55)                      (55)
Other Non-Operating Income (Expense) -                      -                       (2)                        (2)
Income before Taxes 388                     46                        434                      368                     65                        433
Provision for Income Taxes (91)                      (13)                       c (104)                     (72)                      (19)                       c (91)
Net Income 297                     33                        330                      296                     46                        342
Diluted Shares 186.2                186.2                 186.4                186.4
Diluted EPS 1.59 $               0.18 $                1.77 $                1.59 $               0.25 $                1.84 $
a One time separation, restructuring and realignment costs incurred at the segment level
b One time separation, restructuring and realignment costs incurred at the corporate level
c Net tax impact of above items, plus the addition of special tax items
d Restructuring and realignment costs incurred at the segment level
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)

XYLEM PROPRIETARY / CONFIDENTIAL

2013E 2012
Net Cash - Operating Activities 410                       396
Capital Expenditures (130)                      (112)
Free Cash Flow, including separation costs 280                       284
Cash Paid for Separation Costs (incl. Capex) -                        28
Free Cash Flow, excluding separation costs 280                       312
Net Income 296                       297
Separation Costs, net of tax (incl. tax friction) -                        16
Net Income, excluding separation costs 296                       313
Free Cash Flow Conversion 95% 100%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)
Year Ended

xylem
Let's Solve Water

NYSE: XYL

Phil De Sousa, Investor Relations Officer

(914) 323-5930

Janice Tedesco, Investor Relations Coordinator

(914) 323-5931

http://investors.xyleminc.com

You may scan the QR code for direct access to the Xylem IR app for iPad® mobile devices.

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xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL 38